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                                                                   EXHIBIT 24.19


                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby, effective November 12, 2002, constitutes and appoints, jointly and severally, William D. Lowe and Carol Hannah and each of them acting individually, as his or her attorney-in-fact, each with full power of substitution, for him or her in any and all capacities, including as an individual or as an officer or manager authorized to act on behalf of Herbalife International (Thailand), Ltd. (the "Company"), to sign the registration statement on Form S-4 and any and all amendments (including post-effective amendments) and supplements to said registration statement to be filed by the Company with the Securities and Exchange Commission ("SEC") for the purpose of registering the $165,000,000 11-3/4% Series B Senior Subordinated Notes, and to file the same, with exhibits thereto and other documents in connection therewith, with the SEC, hereby ratifying and confirming our signatures as they may be signed by our said attorney to any and all amendments to said registration statement.

            Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated:

     SIGNATURE                         TITLE                        DATE
     ---------                         -----                        ----

                             Director and President and
                           Secretary (Principal Executive
  /s/ Brian L. Kane                   Officer)                 November 12, 2002
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    Brian L. Kane

  /s/ Carol Hannah                    Director                 November 12, 2002
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   Carol Hannah

                         Chief Financial Officer (Principal
                          Financial Officer, Controller and
 /s/ William D. Lowe        Principal Accounting Officer)      November 12, 2002
---------------------
   William D. Lowe